UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 24, 2015

Brocade Communications Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-25601	77-0409517
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
130 Holger Way
San Jose, CA 95134-1376
(Address, including zip code, of principal executive offices)
(408) 333-8000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e) On September 24, 2015, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Brocade Communications Systems, Inc. (the “Company” or “Brocade”) approved an amendment to the executive compensation recoupment “clawback” provision that appears in Section 27 of the Company’s 2009 Stock Plan. As amended, the clawback provision provides that the Company shall publicly disclose in its next annual proxy statement any decision to pursue recoupment of certain executive compensation under the clawback provision as well as any decision not to pursue such recoupment and the reasons therefor. The amendment also provides that the Company shall further amend the clawback provision following the implementation of final rules to be promulgated by the U.S. Securities and Exchange Commission (“SEC”) under the Dodd-Frank Wall Street Reform and Consumer Protection Act.
The 2009 Stock Plan, as amended and restated on September 24, 2015, is filed herewith as Exhibit 10.1.
The clawback provision in the Company’s Senior Leadership Plan (“SLP”) also was amended as described above. The SLP, a cash bonus plan operated under the Company’s existing Performance Bonus Plan, is described in the Company’s proxy statement filed with the SEC on February 24, 2015.

Item 8.01	Other Events.
On September 25, 2015, the Company’s Board of Directors (the “Board”) authorized an additional $700 million for future repurchases of the Company’s common stock. As of the end of the Company’s third fiscal quarter ended August 1, 2015, the Company had approximately $352 million remaining under the $692 million repurchase authorization approved by the Board on September 24, 2013. The timing and amounts of specific purchases will be determined by the Company from time to time based on the Company’s cash balances, the trading price of the Company’s common stock, general business and market conditions, and other factors, including alternative investment opportunities.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	Brocade Communications Systems, Inc. 2009 Stock Plan, as amended and restated on September 24, 2015

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROCADE COMMUNICATIONS SYSTEMS, INC.

Date: September 29, 2015	By:	/s/ Daniel W. Fairfax
Daniel W. Fairfax
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Brocade Communications Systems, Inc. 2009 Stock Plan, as amended and restated on September 24, 2015